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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 29, 1999


                             PATTERSON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 0-22664                             75-2504748
    (State or other jurisdiction                     (Commission                        (I.R.S. Employer
          of incorporation)                          File Number)                       Identification No.)




      4510 LAMESA HIGHWAY, SNYDER, TEXAS                                                      79549
    (Address of principal executive offices)                                                (Zip Code)


                                 (915) 573-1104
              (Registrant's telephone number, including area code)


                                    No Change
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

         On October 29, 1999 the Registrant issued the following press release:

                        PATTERSON ENERGY, INC. ANNOUNCES
                        $150 MILLION "SHELF" REGISTRATION


Snyder, Texas, October 29, 1999---Patterson Energy, Inc. (NASDAQ:PTEN) today announced that it recently filed a $150 million Universal Shelf Registration Statement with the SEC covering up to $150 million of debt and equity securities. The Company stated that, although it has no immediate plans to offer any of the securities for sale, the registration statement should provide greater flexibility and efficiency in accessing the public securities markets should the Company decide to do so in the future.

Patterson Energy, Inc., a Snyder, Texas based energy company, is one of the leading providers of domestic land based drilling services to major independent oil and natural gas companies. Patterson currently owns 119 drilling rigs (114 of which are currently operable) and focuses its operations in Texas, New Mexico, Oklahoma, Louisiana, Utah and Mississippi.



For further information, contact:
Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
Jonathan (Jody) Nelson, Vice President-Finance and Chief Financial Officer
(915) 573-1104


investrelations@patenergy.com





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PATTERSON ENERGY, INC.




Date:  December 7, 1999                     By:  /s/ Jonathan Nelson
                                                --------------------------------
                                                 Mr. Jonathan (Jody) Nelson
                                                 Vice-President-Finance
                                                 Chief Financial Officer





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